LEGG MASON FOCUS TRUST

               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 28, 2000.


The information under the heading "Management and Adviser" in the first paragraph on page 7 of the prospectus is replaced in its entirety with the following:

Legg Mason Funds Management, Inc. ("LMFM"), 100 Light Street, Baltimore, Maryland 21202, is the fund's investment adviser and manager. LMFM is responsible for making investment decisions for the fund and placing orders to buy or sell a particular security. On August 1, 2000, LMFM replaced Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, as the investment adviser and manager to the fund. LMFM is newly organized; however, the advisory personnel who previously managed the fund as employees of LMFA continue to do so as employees of LMFM. LMFM also has delegated certain administrative responsibilities for the fund to LMFA. The fund pays LMFM an advisory fee equal to an annual rate of 0.70% of the fund's average daily net assets up to $2 billion and 0.65% of the fund's average daily net assets in excess of $2 billion. LMFM pays LMFA an administration fee at an annual rate of 0.05% of the fund's average daily net assets. For the fiscal year ended December 31, 1999, the fund paid LMFA a fee equal to 0.67% of its average daily net assets.

                    THIS SUPPLEMENT IS DATED AUGUST 1, 2000.